UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2016

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois corporation) 6 Executive Drive Collinsville, IL 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on April 28, 2016 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

At Ameren’s Annual Meeting, the following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Warner L. Baxter	158,503,266	7,733,358	1,246,857	33,167,957
Catherine S. Brune	165,963,954	980,251	539,276	33,167,957
J. Edward Coleman	165,899,895	1,017,450	566,136	33,167,957
Ellen M. Fitzsimmons	163,704,070	3,246,251	533,160	33,167,957
Rafael Flores	165,890,765	1,029,778	562,938	33,167,957
Walter J. Galvin	165,004,567	1,899,820	579,094	33,167,957
Richard J. Harshman	165,374,038	1,542,449	566,994	33,167,957
Gayle P. W. Jackson	164,654,877	2,268,113	560,491	33,167,957
James C. Johnson	164,475,542	2,440,212	567,727	33,167,957
Steven H. Lipstein	165,792,271	1,113,758	577,452	33,167,957
Stephen R. Wilson	165,719,943	1,193,675	569,863	33,167,957

Item (2): Non-Binding Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	159,340,158	7,130,754	1,012,569	33,167,957

Item (3): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	196,861,071	3,218,138	572,229	—

Item (4): Shareholder Proposal Relating to a Report on Aggressive Renewable Energy Adoption

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	14,166,532	112,673,253	40,643,696	33,167,957

Item (5): Shareholder Proposal Regarding Adopting a Senior Executive Share Retention Policy

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	58,010,896	84,756,287	24,716,298	33,167,957

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Fadi M. Diya, Martin J. Lyons, Jr., Michael L. Moehn, Gregory L. Nelson, and David N. Wakeman. Each individual received 102,123,834 votes for election and no against votes, abstentions or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Mark C. Birk, Martin J. Lyons, Jr., Richard J. Mark, Craig D. Nelson and Gregory L. Nelson. Each individual received 25,452,373 votes for election and no against votes, abstentions or broker non-votes.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

Date: April 29, 2016